Q1 08 Investor Call May 19, 2008 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH's filings with the Securities and Exchange Commission
(SEC). In addition to the risks and uncertainties set forth in EFH's SEC filings, the forward-
looking statements in this presentation regarding the company’s long-term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices, any decrease in market heat rates as the long-term hedging program does not mitigate exposure to changes in market heat rates and the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable, or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging
program.
In addition, the forward-looking statements in this
presentation regarding the on-line dates for the company’s new generation plants could be affected by, among other things, the company’s ability to timely manage construction of the new plants as well as labor strikes or labor or materials shortages.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on the company’s website at
www.energyfutureholdings.com under Investor Resources/Presentations or filed with the SEC.

2 Today’s Agenda John Young President & CEO David Campbell Executive Vice President & CFO Financial Overview Strategy and Operational Highlights Q&A

EFH Corp. And Business Segment
Reported Net Income (Loss)
Reported Net Income (Loss) by Segment
Q1 07 vs. Q1 08; $ millions
Q1 07 Q1 08
EFH Corp. Consolidated
86 85
Regulated Delivery Segment
Q1 07 Q1 08
Q1 07 Q1 08
(497)
(1,269)
(1,217)
(470)
Competitive Electric Segment

3%
EFH Adjusted EBITDA Dropped 3%
Between Q1 08 And Q1 07
1,181
1,140
Q1 07 Q1 08
EFH Corp. Adjusted EBITDA
Q1 07 vs. Q1 08; $ millions
Changes at TCEH drove virtually all of
the Q1 08 variance:
1
EBITDA adjusted to exclude non-cash items, unusual items and other adjustments allowable under the EFH Senior Notes indenture. See definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure in the appendix of this presentation.
Lower average retail pricing including
the 15% price discount
Lower retail customer volumes due to
lower average consumption and
warmer winter weather
Increased fuel and purchased power
costs
Increased nuclear generation and
generation outage expense
adjustments
Increased wholesale electricity
revenues
1

TCEH Has Significantly Hedged Luminant’s
Natural Gas Position
Natural gas forward hedges and impact of hedging program
2009 to 2013; Mixed measures
Percent
$/MMBtu
mm MMBtu
Measure
~85%
$7.36
492
2012
~93%
$7.89
508
2010
~80%
$8.26
354
2009
~93%
$7.56
521
2011
~71%
$7.25
400
2013
Overall estimated percent of total
TCEH/Luminant NG position
hedged
Natural gas hedging program
Average price
Factor
1
Weighted average prices are based on actual sales prices of short positions in the corporate natural gas hedge program based on NYMEX Henry Hub.
2
Assumes natural gas conversion based on a 7.5 heat rate with gas being on the margin ~85-95% of the time (when coal is on the margin, no natural gas position is assumed to be generated).  Overall hedge ratio based on TCEH/Luminant position estimate as of 4/30/08 and includes estimate of fixed price sold forward positions, including retail and non-hedge program wholesale effects.
TCEH has hedged more than 80% of Luminant’s estimated natural gas exposure from
2009-2013.  More than 95% of the hedge positions are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.
1
2

6 Today’s Agenda Q&A Financial Overview Strategy and Operational Highlights John Young President & CEO David Campbell Executive Vice President & CFO

Luminant Maintained Its Strong Execution Track Record
4,063
4,921
Q1 07 Q1 08
Nuclear production
Q1 07 vs. Q1 08; GWh
85.7
89.5
Q1 07 Q1 08
Capacity factor (nuclear and lignite)
Q1 07 vs. Q1 08; Percent
21%
4%
Q1 08 Operational Results
Set record for lignite-fueled generation
in the month of March
Solid performance from baseload fleet
Began the 2   shortest refueling
outage in Comanche Peak history –
completed in April
Progressed on safe construction of
the Oak Grove 1 & 2 and Sandow 5
generation units
Began construction on the
Environmental Retrofit Program
Completed move to new headquarters
within D/FW area fulfilling merger
commitments
nd

Progress Continued On Luminant’s New Solid-Fuel Plants
Sandow Unit 5
Rockdale, Texas
Oak Grove Steam Electric Station
Robertson County, Texas
TX Lignite Primary fuel
Late 2009/Mid 2010 Commercial operation date
1,600 MW Estimated net capacity
TX Lignite Primary fuel
2009 Commercial operation date
581 MW Estimated net capacity

TXU Energy Improved Its Overall Proposition for
Customers, Resulting In Growth
1,854
1,889
Q1 07 Q1 08
Residential customer counts
Q1 07 vs. Q1 08; end of period, thousands
Q1 08 Operational Results
Continued to deliver 15% price
discount
2% growth in residential customers
Improved customer satisfaction with
calls and agents
Reduced complaints to PUC
Reduced average residential and
small business customer
consumption
Lower retail margins reflecting price
discounts and higher wholesale
prices
Completed move to new headquarters
within D/FW area fulfilling merger
commitments
2%
3,427
3,249
Q1 07 Q1 08
Average residential customer consumption
Q1 07 vs. Q1 08; kWh
5%

10 Today’s Agenda John Young President & CEO David Campbell Executive Vice President & CFO Strategy and Operational Highlights Q&A Financial Overview

11 Questions & Answers

Appendix – Regulation G Reconciliations

Financial Definitions
Generally accepted accounting principles
GAAP
EBITDA adjusted to exclude non-cash items, unusual items and other adjustments allowable under the EFH Senior Notes bond indenture.  Adjusted EBITDA is provided solely because of the important role that it plays in respect of certain covenants contained in the EFH Senior
Notes bond indenture.  Adjusted EBITDA is not intended to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for management’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, EFH’s presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
The purchase method of accounting for a business combination as prescribed by Statement of
Financial Accounting Standards No. 141, “Business Combinations,” whereby the cost or
“purchase price” of a business combination, representing the amount paid for the equity and direct transaction costs, are allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.  The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill.
Purchase
Accounting
(GAAP)
Income (loss) from continuing operations before interest income, interest expense and related charges, and income tax expense (benefit) plus depreciation and amortization and special items.  EBITDA is a measure used by EFH to assess performance consistent with industry and peer group analytical measurements.
EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
Three Months Ended March 31, 2008 and 2007
$ millions
3 12 Transition and business optimization costs
52 14 Transaction and merger expenses
- 52
Expenses incurred to upgrade or expand a generation station³
- 138 Purchase accounting adjustments
713 5
Impairment of assets and inventory write-down¹
9 8 Loss on sales of receivables
764 1,594 Unrealized mark-to-market net losses (gains) – primarily hedging program
14 18 Amortization of nuclear fuel
(17) (5) Interest income
88 57 Oncor distributions/dividends
(326) (329) Oncor EBITDA
Adjustments to EBITDA (pre-tax):
(369) (691) EBITDA
204 395 Depreciation and amortization
197 843 Interest expense and related charges
(273) (660) Provision for income tax expense (benefit)
(497) (1,269) Net income (loss)
Q1 07 Q1 08 Factor
Note: Table and footnotes to this table continue on following page
2
4
5

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Three Months Ended March 31, 2008 and 2007
$ millions
1 3 Equity losses of unconsolidated affiliate engaged in BPL
1,181 1,140 Adjusted EBITDA per Restricted Payments Covenants
242 262 Add back Oncor adjustments
939 878 Adjusted EBITDA per Incurrence Covenant
7 2 Non-cash compensation expenses (FAS 123R)
6
Q1 07 Q1 08 Factor
1 Impairment of assets includes charges related to the canceled development of coal-fueled generation facilities.
2 Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits not recognized in Net Income due to purchase accounting.
3 Expenses incurred to upgrade or expand a generation station reflect non-capital outage costs.
4 Transaction and merger expenses include costs related to the Merger, abandoned strategic transactions, and a terminated joint-venture. Also includes administrative costs related to the canceled program to develop coal-fueled generation facilities, the Sponsor management fee and costs related to certain growth initiatives.
5 Transition and business optimization costs for Q1 08 period includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.  Transition and business optimization costs for Q1 07 represent professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Non-cash compensation expenses exclude capitalized amounts.